Item 1: Report to Shareholders

Real Estate Fund	June 30, 2006

The views and opinions in this report were current as of June 30, 2006. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act of 2002, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

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Fellow Shareholders

Real estate securities began the year with strong absolute and relative performance as attractive valuations of public real estate companies led to acquisition activity, which propelled the sector. Fundamental underpinnings continued to improve within the real estate sector, with increased tenant demand translating into improving occupancies and rental rates. Rental revenues rose, allowing companies to display sequential earnings growth and to forecast brightening prospects for their portfolios of properties. Your fund continued to participate in the real estate recovery cycle, while benefiting from unusual mergers and acquisitions (M&A) activity during the past 12 months.

Your fund delivered exceptionally strong absolute and relative returns over the 6- and 12-month periods ended June 30, 2006. Performance compared quite favorably with both the Lipper Real Estate Funds Index and the Dow Jones Wilshire Real Estate Securities Index over both periods, as can be seen in the accompanying table. (Results for the Advisor Class shares were slightly lower, reflecting their higher expense ratio.) The fund has enjoyed a solid track record with an annualized total return of 14.99% since its inception on October 31, 1997. The fund’s most recent performance received a good boost from M&A activity that affected our portfolio.

DIVIDEND DISTRIBUTION

On June 27, 2006, your fund’s Board of Directors declared a second-quarter income dividend of $0.14 per share for the fund and $0.13 for the Advisor shares. These distributions were paid on June 29, 2006, to shareholders of record on June 27.

MARKET ENVIRONMENT AND STRATEGY

M&A activity dominated the news in our sector, as several multi-billion-dollar transactions were announced over the past year. Often, substantial cash premiums were offered, thus validating the relative attractiveness of these public portfolios versus their private market valuations. This gave further rise to the prices of public companies, which also benefited from new money attracted to the sector and from the reinvestment of cash proceeds from the sector takeouts.

As private commercial real estate continued to attract interest, public real estate enjoyed the same appeal. Investors were encouraged by the improving fundamentals of commercial real estate, which were reflected in higher occupancies and higher rents, leading to increased property revenues. These benefits were enhanced by limited new supply, partly the result of rising construction expenses that have increased the replacement costs for buildings. As buildings have become more expensive to erect, it has often become cheaper to buy than to build. In addition, the increased cost of new construction tends to justify higher rents to provide comparable returns on greater investments.

While we were pleased with the performance of our fund as a result of M&A activity, we are simultaneously disappointed to see some quality companies exit our universe of investment opportunities. We rarely make investments based on takeout potential and prefer, instead, to view our investments as long-term partnering from which we hope to experience recurring benefits for many years. While we understand why several real estate investment trust (REIT) management teams have sold to private buyers, we are nonetheless saddened to see them exit the public domain. Indeed, while the one-time premium paid may represent a short-term boost to shareholders, it may not encompass the total value that would have been achieved over the lifetime of the investment. New fund shareholders will not have the opportunity to benefit from these takeouts. (We will discuss the impact of M&A activity on the fund in more detail in the next section.)

Regarding overall real estate fundamentals, the first half of the year witnessed continued growth in demand, a result of job creation measured by non-farm payroll increases. We often talk about the importance of job growth as a driver of demand for commercial properties. We were pleased to see good growth, but we note that the pace of growth has slowed from the first quarter of 2006. The Fed has raised interest rates 17 consecutive times since June 2004. Higher rates are beginning to restrain economic growth but are viewed as necessary to rein in unacceptable levels of inflation, which affects a lot more than real estate construction costs. Stubbornly high fuel prices are beginning to crimp consumer demand in several areas. A consumer-led slowdown could also constrain economic growth. The effects of Fed interest rate hikes are often not fully felt until months afterward. We may, therefore, face some stiffer economic headwinds in coming months. That said, we are hopeful that the Fed’s actions will eventually result in steady, sustainable growth with an acceptable level of inflation, allowing the central bank to curtail its long cycle of monetary tightening.

Looking at the supply side of real estate, we are encouraged by the relatively low levels of new construction in many markets. Higher construction and financing costs, and rents that in many cases are still below prior peak levels, should help to limit new construction, as well as justify rental growth over the foreseeable future. The lead time for physical delivery of new construction should also serve to extend the current real estate cycle, in our view.

PORTFOLIO REVIEW

M&A activity once again affected our portfolio during the first half of 2006. You may recall from our year-end shareholder letter that we were adding shares of Trizec Properties after it announced the acquisition of substantial assets from Arden Realty. This year Trizec itself decided to sell to a partnership formed by the Blackstone Group and Brookfield Properties. Brookfield Properties is a public company that owns, develops, and manages premier office properties in North America. With our affinity for the assets owned previously by both Arden and Trizec, it will come as no surprise to shareholders that we added shares of Brookfield Properties to the portfolio. We note, however, that the Southern California fundamentals that had attracted us specifically to Arden Realty were partly diluted (albeit into quality portfolios) with the subsequent Trizec and Brookfield transactions. Therefore, we initiated a position in Maguire Properties, which is heavily focused upon owning and operating high-quality office properties specifically in the Southern California market. (Please refer to our portfolio of investments for a complete listing of holdings and the amount each represents in the portfolio.)

In a transaction separate from the Trizec deal, the Blackstone Group (a highly regarded private equity firm) announced its intention to acquire CarrAmerica Realty in an all-cash, premium bid. We were delighted to receive a premium valuation for our shares, but as mentioned, we were nonetheless disappointed to see assets like CarrAmerica’s leave the public domain. These institutional-quality properties, however, often have a way of reappearing in the public marketplace, and we may once again have the opportunity to own some of them in the future.

Shareholders may notice that we were both a buyer and seller of differing Equity Office Properties securities during the first half. The EOP Operating 144A is a convertible security that can be exchanged into common shares of the company, allowing us to participate in the stock’s potential advancement. These convertible notes also provide an option to be redeemed for cash. Thus, we feel better protected on the downside. The notes rank senior to the common stock in the company’s capital structure and, in our opinion, offer an attractive risk-adjusted vehicle for investment in the company’s assets. This trade reflects the risk-aware approach for which T. Rowe Price is often noted.

In the lodging segment, we consolidated and concentrated some holdings. Fairmont Hotels was acquired in a premium, all-cash bid by a private partnership between Kingdom Hotels International and Colony Capital. Then we received shares of Host Hotels And Resorts in an acquisition the company had structured with Starwood Hotels & Resorts Worldwide. As a result of subsequent strength in Starwood, we were able to harvest profits and concentrate additional funds into our Host Hotels position.

OUTLOOK

Having read the prior sections of this letter, you can see how M&A dominated our sector and made a sizable impact on our solid performance. We still do not see any obvious disconnect between the valuations of the stocks in our portfolio and the valuations found in private real estate transactions. While we have no concrete evidence of future deals, given current valuations and market conditions, M&A activity could persist within the sector, which could affect some portfolio holdings. These transactions serve to validate the relative attractiveness of public assets versus private market valuations, but they cannot validate the absolute attractiveness of private market valuations. Several years of valuation increases have moved commercial real estate prices to all-time highs. Time will tell if these valuations are sustainable.

We again highlight that the threat of price/earnings multiple compression exists, but note that the first half of 2006 proved rewarding once again to public real estate investors who stayed the course, and there appears to be a continuing appetite within the private market for commercial real estate properties. We remain optimistic about property-level fundamentals dictated by real estate supply and demand factors, but we should note that the increasingly restrictive Fed monetary policy, higher energy costs, and a slowing economy could pose serious challenges in the months ahead. Historically, however, our economy has grown at a healthy rate, and we feel bullish about the long-term prospects for both the economy and our portfolio holdings.

As always, we thank you for your continued support and confidence.

Respectfully submitted,

David M. Lee
President of the fund and chairman of its Investment Advisory Committee

July 21, 2006

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INVESTING

The fund’s share price can fall because of weakness in the stock market, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets.

Funds that invest only in specific industries will experience greater volatility than funds investing in a broad range of industries. Due to its concentration in the real estate industry, the fund’s share price could be more volatile than that of a fund with a broader investment mandate. Trends perceived to be unfavorable to real estate, such as changes in the tax laws or rising interest rates, could cause a decline in share prices.

GLOSSARY

Beta: A measure of the market risk of a portfolio showing how responsive the fund is to a given market index. By definition, the beta of the benchmark index is 1.00. A fund with a 1.10 beta is expected to perform 10% better than the index in up markets and 10% worse in down markets. Usually, higher betas represent riskier investments.

Capitalization rate: A ratio, shown as a percentage rate, that estimates the present value of an income-producing asset. Riskier investments have higher capitalization rates and lower present values.

Lipper indexes: Fund benchmarks that consist of a small number of the largest mutual funds in a particular category as tracked by Lipper Inc.

Merrill Lynch Wilshire Real Estate Securities Index: A market capitalization-weighted index composed of publicly traded real estate investment trusts and real estate operating companies.

MSCI REIT Index: A total-return index composed of the most actively traded real estate investment trusts, designed to be a measure of real estate equity performance.

Price/earnings ratio (or multiple): A valuation measure calculated by dividing the price of a stock by its current or projected earnings per share. This ratio gives investors an idea of how much they are paying for current or future earnings power.

Real estate investment trusts (REITs): Publicly traded companies that own, develop, and operate apartment complexes, hotels, office buildings, and other commercial properties.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has two share classes: The original share class (“investor class”) charges no distribution and service (12b-1) fee. Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

Financial Highlights For a share outstanding throughout each period

Investor Class

	6 Months Ended 6/30/06**	Year Ended 12/31/05**	12/31/04	12/31/03	12/31/02	12/31/01
NET ASSET VALUE						
Beginning of period	$ 19.49	$ 17.90	$ 13.65	$ 10.62	$ 10.54	$ 10.19
Investment activities						
Net investment income	0.29	0.34	0.43	0.36	0.38*	0.42*
Net realized and unrealized gain	2.77	2.19	4.49	3.26	0.19+	0.46
Total from investment activities	3.06	2.53	4.92	3.62	0.57	0.88
Distributions						
Net investment income	(0.27)	(0.42)	(0.49)	(0.52)	(0.47)	(0.53)
Net realized gain	(0.17)	(0.52)	(0.18)	(0.05)	–	–
Tax return of capital	–	–	–	(0.02)	(0.02)	–
Total distributions	(0.44)	(0.94)	(0.67)	(0.59)	(0.49)	(0.53)
NET ASSET VALUE						
End of period	$ 22.11	$ 19.49	$ 17.90	$ 13.65	$ 10.62	$ 10.54

Ratios/Supplemental Data

Total return^	15.70%	14.54%	36.82%	34.84%	5.38%*	8.87%*
Ratio of total expenses to average net assets	0.80%†	0.85%	0.90%	1.00%	1.00%*	1.00%*
Ratio of net investment income to average net assets	2.74%†	1.86%	2.74%	3.49%	4.07%*	4.09%*
Portfolio turnover rate	27.5%†	18.3%	8.4%	4.5%	9.8%	37.2%
Net assets, end of period (in millions)	$ 1,406	$ 943	$ 641	$ 291	$ 132	$ 69

** Per share amounts calculated using average shares outstanding method.

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.

* Excludes expenses in excess of a 0.90% contractual expense limitation in effect through 4/30/06 and expenses in excess of a 1.00% contractual expense limitation in effect through 12/31/03.

+ The amount presented is calculated pursuant to a methodology prescribed by the Securities and Exchange Commission for a share outstanding throughout the period. This amount is inconsistent with the fund's aggregate gains and losses because of the timing of sales and redemptions of fund shares in relation to fluctuating market values for the investment portfolio.

† Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments †

(Cost and value in $ 000s)

	Shares/$ Par	Value
COMMON STOCKS 92.0%		
REAL ESTATE 92.0%		
Apartment Residential 17.8%		
Archstone-Smith Trust, REIT	1,175,000	59,772
Avalonbay Communities, REIT	244,000	26,991
BRE Properties, REIT, Class A	397,000	21,835
Camden Property Trust, REIT	497,000	36,554
Equity Residential, REIT	1,253,000	56,047
Essex Property Trust, REIT	155,000	17,307
Post Properties, REIT	473,000	21,446
United Dominion Realty Trust, REIT	583,000	16,330
		256,282
Diversified 8.7%		
Cousins Properties, REIT	580,000	17,939
Forest City Enterprises, Class A	343,000	17,119
Vornado Realty Trust, REIT	547,000	53,360
Washington SBI, REIT	981,000	36,003
		124,421
Hotels/Lodging 7.3%		
Hilton	670,000	18,948
Host Hotels and Resorts, REIT	2,466,000	53,931
LaSalle Hotel Properties, REIT	685,000	31,716
		104,595
Industrial 8.9%		
AMB Property, REIT	720,000	36,396
EastGroup Properties, REIT	756,000	35,290
ProLogis, REIT	1,090,000	56,811
		128,497
Office 18.3%		
Alexandria Real Estate, REIT	179,000	15,874
Boston Properties, REIT	591,000	53,426

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Assets and Liabilities

(In thousands except shares and per share amounts)

Assets	
Investments in securities, at value	
Non-affiliated companies (cost $1,038,801)	$ 1,380,633
Affiliated companies (cost $63,103)	63,103
Total investments in securities	1,443,736
Receivable for shares sold	6,301
Dividends and interest receivable	4,410
Other assets	28
Total assets	1,454,475
Liabilities	
Payable for investment securities purchased	14,676
Payable for shares redeemed	739
Investment management fees payable	678
Due to affiliates	93
Other liabilities	644
Total liabilities	16,830
NET ASSETS	$ 1,437,645
Net Assets Consist of:	
Undistributed net investment income	$ 1,731
Undistributed net realized gain	40,148
Net unrealized gain	341,832
Paid-in capital applicable to 65,011,703 shares of $0.0001 par value capital stock outstanding; 1,000,000,000 shares authorized	1,053,934
NET ASSETS	$ 1,437,645
NET ASSET VALUE PER SHARE	
Investor Class	
($1,405,999,024 / 63,578,969 shares outstanding)	$ 22.11
Advisor Class	
($31,646,175 / 1,432,734 shares outstanding)	$ 22.09

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Changes in Net Assets

($ 000s)

	6 Months Ended 6/30/06	Year Ended 12/31/05
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 16,532	$ 14,547
Net realized gain	40,471	36,957
Change in net unrealized gain	109,349	60,802
Increase in net assets from operations	166,352	112,306
Distributions to shareholders		
Net investment income		
Investor Class	(16,034)	(18,568)
Advisor Class	(333)	(131)
Net realized gain		
Investor Class	(9,462)	(23,027)
Advisor Class	(208)	(235)
Decrease in net assets from distributions	(26,037)	(41,961)
Capital share transactions*		
Shares sold		
Investor Class	443,570	446,474
Advisor Class	12,458	17,283
Distributions reinvested		
Investor Class	22,891	37,512
Advisor Class	520	362
Shares redeemed		
Investor Class	(141,114)	(251,648)
Advisor Class	(2,211)	(837)
Redemption fees received	145	316
Increase in net assets from capital share transactions	336,259	249,462
Net Assets		
Increase during period	476,574	319,807
Beginning of period	961,071	641,264
End of period	**$ 1,437,645**	**$ 961,071**
Undistributed net investment income	1,731	1,566

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Real Estate Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks to provide long-term growth through a combination of capital appreciation and current income. The fund has two classes of shares: the Real Estate Fund original share class, referred to in this report as the Investor Class, offered since October 31, 1997, and Real Estate Fund—Advisor Class (Advisor Class), offered since December 31, 2004. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries that are compensated by the class for distribution, shareholder servicing, and/or certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class, separate voting rights on matters that relate to both classes, and, in all other respects, the same rights and obligations as the other class.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Valuation The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Debt securities are generally traded in the over-the-counter market. Securities with original maturities of one year or more are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with original maturities of less than one year are valued at amortized cost in local currency, which approximates fair value when combined with accrued interest.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Class Accounting The Advisor Class pays distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $23,000 for the six months ended June 30, 2006. Additionally, the fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

Redemption Fees A 1% fee is assessed on redemptions of Investor Class and Advisor Class fund shares held less than 90 days/3 months to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund, and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid by each class on a quarterly basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, their sale may involve substantial delays and additional costs, and prompt sale at an acceptable price may be difficult.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $467,778,000 and $161,036,000, respectively, for the six months ended June 30, 2006.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of June 30, 2006.

At June 30, 2006, the cost of investments for federal income tax purposes was $1,101,904,000. Net unrealized gain aggregated $341,832,000 at period-end, of which $342,041,000 related to appreciated investments and $209,000 related to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.30% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.29% for assets in excess of $160 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At June 30, 2006, the effective annual group fee rate was 0.31%.

The Advisor Class is also subject to a contractual expense limitation through April 30, 2007. During the limitation period, the manager is required to waive its management fee and reimburse a class for any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the class’s ratio of total expenses to average net assets (expense ratio) to exceed its expense limitation of 1.20%. The class is required to repay the manager for expenses previously reimbursed and management fees waived to the extent the class’s net assets have grown or expenses have declined sufficiently to allow repayment without causing the class’s expense ratio to exceed its expense limitation. However, no repayment will be made more than three years after the date of any reimbursement or waiver or later than April 30, 2009. At June 30, 2006, there were no amounts subject to repayment. For the six months ended June 30, 2006, the Advisor class operated below its expense limitation.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class. For the six months ended June 30, 2006, expenses incurred pursuant to these service agreements were $37,000 for Price Associates, $441,000 for T. Rowe Price Services, Inc., and $146,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The T. Rowe Price Reserve Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Funds pay no investment management fees. During the six months ended June 30, 2006, dividend income from the T. Rowe Price Reserve Funds totaled $1,245,000, and the value of shares of the T. Rowe Price Reserve Funds held at June 30, 2006, and December 31, 2005, was $63,103,000 and $45,333,000, respectively.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 8, 2006, the fund’s Board of Directors unanimously approved the investment advisory contract (Contract) between the fund and its investment manager, T. Rowe Price Associates, Inc. (Manager). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Manager during the course of the year, as discussed below:

Services Provided by the Manager
The Board considered the nature, quality, and extent of the services provided to the fund by the Manager. These services included, but were not limited to, management of the fund’s portfolio and a variety of activities related to portfolio management. The Board also reviewed the background and experience of the Manager’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Manager.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total return over the one-, three-, and five-year and since-inception periods as well as the fund’s year-by-year returns and compared these returns with previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Manager under the Contract and other benefits that the Manager (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements. The Board noted that the use of soft dollars as a means of paying for third-party, non-broker research had been eliminated. The Board also received information on the estimated costs incurred and profits realized by the Manager and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Manager’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Manager. Under the Contract, the fund pays a fee to the Manager composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate that is assessed on the assets of the fund. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio for the Investor Class and Advisor Class and compared them with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate was at or above the median for certain groups of comparable funds but below the median for other groups of comparable funds. The information also indicated that the fund’s expense ratio (for both classes) was generally below the median for comparable funds. The Board also reviewed the fee schedules for comparable privately managed accounts of the Manager and its affiliates. Management informed the Board that the Manager’s responsibilities for privately managed accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Real Estate Fund, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 18, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 18, 2006

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	August 18, 2006